Acacia Communications Reports Second Quarter 2018 Results
MAYNARD, Mass., August 2, 2018 (GLOBE NEWSWIRE) -- Acacia Communications, Inc. (NASDAQ: ACIA), a leading provider of high-speed coherent optical interconnect products, today reported financial results for its second quarter ended June 30, 2018.
“During the second quarter, we stayed focused on execution, particularly around new product development and revenue diversification,” said Raj Shanmugaraj, President and Chief Executive Officer of Acacia Communications. “We are pleased with the ramp of our newer products and the revenue growth opportunities we are seeing in the second half of 2018 over the first half. As we continue to execute on our strategic vision, we believe we are well positioned with our differentiated product portfolio to further diversify our customer and revenue base and benefit from growth in the overall coherent market.”
“Our second quarter results were in-line with our expectations, despite being negatively impacted by the imposition of the ZTE denial order in April,” said John Gavin, Chief Financial Officer of Acacia Communications. “As a result of our ongoing focus on operational efficiencies, we were able to further strengthen our balance sheet while continuing to fund our core strategic projects. Additionally, with the recent lifting of the ZTE ban, we are cautiously optimistic that our re-engagement with ZTE will become more ordinary course over the next few quarters.”
Results for the Second Quarter of 2018

•	Revenue of $65.0 million, decreased 18% year-over-year

•	GAAP gross margin of 38.8%; non-GAAP gross margin* of 38.3%

•	GAAP loss from operations of $12.1 million; non-GAAP loss from operations* of $4.6 million

•	GAAP net loss of $3.2 million; non-GAAP net loss* of $3.2 million

•	EBITDA* of $(8.9) million; adjusted EBITDA* of $(1.4) million

•	GAAP diluted loss per share of $0.08; non-GAAP diluted loss per share* of $0.08

Outlook for the Third Quarter of 2018

The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially, as a result of, among other things, the important factors discussed at the end of this press release. Acacia Communications disclaims any obligation to update these forward-looking statements.

Acacia Communications’ guidance for its third quarter ending September 30, 2018 is:

Quarter Ending September 30, 2018
Revenue** (millions)	$86.0	to	$94.0
Non-GAAP Net Income* (millions)	$4.1	to	$9.3
Non-GAAP Diluted EPS*	$0.10	to	$0.22

*Non-GAAP gross margin, non-GAAP loss from operations, non-GAAP net (loss) income, (loss) earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA and non-GAAP diluted (loss) earnings per share are non-GAAP financial measures that are not prepared in accordance with generally accepted accounting principles (GAAP). Please refer below to Use of Non-GAAP Financial Information for descriptions of these non-GAAP financial measures and to the Reconciliation of GAAP Measures to Non-GAAP Measures, attached as Schedule D, for reconciliations of the most directly comparable GAAP financial measures to these non-GAAP financial measures.

**The midpoint of this guidance range is $90 million, which would include approximately $14 million of forecasted revenue attributable to our slow restart of shipments to ZTE Kangxun Telecom Co. Ltd. and certain of its affiliates (“ZTE”) in the third quarter ending September 30, 2018. The forecasted revenue for ZTE is based on Acacia Communications’ ongoing discussions with ZTE following the July 13, 2018 termination of the U.S. Commerce Department’s ban with respect to sales to ZTE. We are providing this guidance with respect to ZTE-related revenue on a one-time basis because of the ongoing extraordinary circumstances surrounding our restarting shipments to ZTE.

Acacia Communications has not reconciled the above third quarter 2018 guidance for GAAP net (loss) income and GAAP diluted (loss) earnings per share to non-GAAP net income and non-GAAP diluted EPS, respectively, because the expected tax benefits derived from any employee equity awards during the third quarter of 2018 cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort.

Conference Call

Acacia Communications will host a conference call to discuss its results for the second quarter of 2018, recent developments and the Company’s business outlook and strategy at 5 p.m. Eastern Time today. The live webcast of the call, along with the Company’s earnings press release, can be accessed at the Acacia Communications’ Investor Relations website at http://ir.acacia-inc.com. The U.S. dial-in for the call is 1-877-407-8293 (1-201-689-8349 for non-U.S. callers). Please ask to be joined to the Acacia Communications call. A replay of the conference call will be available until August 16, 2018, at 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on the Acacia Communications’ Investor Relations website for 90 days. The U.S. dial-in for the conference call replay is 1-877-660-6853 (1-201-612-7415 for non-U.S. callers). The replay access code is 1368-1587.

Use of Non-GAAP Financial Information

This press release includes non-GAAP financial measures that are not prepared in accordance with, nor an alternative to, GAAP. In addition, these non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies.

Schedule D of this press release provides reconciliations of Acacia Communications’ most comparable GAAP financial measures to non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP sales, general and administrative expenses, non-GAAP operating expenses, non-GAAP (loss) income from operations, non-GAAP net (loss) income, non-GAAP effective tax rate, EBITDA, adjusted EBITDA and non-GAAP diluted (loss) earnings per share.

Acacia Communications believes that providing these non-GAAP financial measures to investors, in addition to providing the most directly comparable GAAP measures, provides investors the benefit of viewing the Company’s performance using the same financial metrics that its management team uses in making many key decisions and evaluating how its results of operations may look in the future. Acacia Communications’ management does not believe that items not involving cash expenditures, such as non-cash compensation related to equity awards, are part of its critical decision making process. Also, Acacia Communications’ management does not believe that items such as warranty and other charges arising from a manufacturing process quality issue or certain litigation related costs and settlement reserves outside the normal course of the Company’s business are reflective of the Company’s underlying operating performance. Further, in connection with the seven-year denial of export privileges imposed on April 15, 2018 by the U.S. Department of Commerce against ZTE, which was subsequently lifted on July 13, 2018, the Company recorded inventory write-offs. Acacia Communications’ management does not believe these write-offs, and any subsequent adjustments as a result of management’s ongoing evaluation of the ZTE inventory, are reflective of the Company’s underlying operating performance. Additionally, Acacia Communications’ management believes the impacts of the U.S. Tax Cuts and Jobs Act (the “Act”), which were recorded in the fourth quarter of 2017 upon enactment of the Act, including the revaluation of its deferred tax assets and liabilities and the repatriation of accumulated foreign earnings, is a unique event that limits comparability with prior periods and does not accurately reflect the underlying performance of its continuing business operations for the period in which they were incurred. Therefore, Acacia Communications excludes those items, as applicable, from non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP sales, general and administrative expenses, non-GAAP operating expenses, non-GAAP (loss) income from operations, non-GAAP net (loss) income, non-GAAP effective tax rate, non-GAAP diluted (loss) earnings per share, EBITDA and adjusted EBITDA. In addition, the impacts of the Act have been excluded in the fourth quarter of 2017. For all subsequent periods, the impacts of the Act have not been excluded.

Acacia Communications’ non-GAAP financial measures reflect adjustments based on the metrics described below, as well as the related income tax effects. The income tax effect of these non-GAAP adjustments is determined by recalculating income tax expense excluding these adjustments.

Non-GAAP gross profit and gross margin.    Acacia Communications defines non-GAAP gross profit as gross profit as reported on its consolidated statements of operation, excluding the impact of stock-based compensation, which is a non-cash charge, warranty and other charges arising from a manufacturing process quality issue and ZTE-related inventory write-offs and subsequent adjustments. Acacia Communications defines non-GAAP gross margin as the non-GAAP gross profit divided by revenue as reported on its consolidated statements of operation. Acacia Communications has presented non-GAAP gross profit and gross margin because the Company believes that the exclusion of stock-based compensation, warranty and other charges arising from a manufacturing process quality issue and ZTE-related inventory write-offs and subsequent adjustments facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP research and development expenses.    Acacia Communications defines non-GAAP research and development expenses as research and development expenses as reported on the Company’s consolidated statements of operation, excluding the impact of stock-based compensation. Acacia Communications has presented non-GAAP research and development expenses because the Company believes that the exclusion of stock-based compensation facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP sales, general and administrative expenses.    Acacia Communications defines non-GAAP sales, general and administrative expenses as sales, general and administrative expenses as reported on the Company’s consolidated statements of operation, excluding the impact of stock-based compensation and certain litigation related costs and settlement reserves. Acacia Communications has presented non-GAAP sales, general and administrative expenses because the Company believes that the exclusion of stock-based compensation and certain litigation related costs and settlement reserves facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP operating expenses.    Acacia Communications defines non-GAAP operating expenses as operating expenses as reported on the Company’s consolidated statements of operation, excluding the impact of stock-based compensation and certain litigation related costs and settlement reserves. Acacia Communications has presented non-GAAP operating expenses because the Company believes that the exclusion of stock-based compensation and certain litigation related costs and settlement reserves facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP (loss) income from operations.    Acacia Communications defines non-GAAP (loss) income from operations as (loss) income from operations as reported on the Company’s consolidated statements of operation, excluding the impact of stock-based compensation, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments and certain litigation related costs and settlement reserves. Acacia Communications has presented non-GAAP (loss) income from operations because the Company believes that the exclusion of stock-based compensation, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments and certain litigation related costs and settlement reserves facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP net (loss) income, non-GAAP effective tax rate and non-GAAP diluted (loss) earnings per share.    Acacia Communications defines non-GAAP net (loss) income as net (loss) income as reported on the Company’s consolidated statements of operation, excluding the impact of stock-based compensation which is a non-cash charge, as well as warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments, certain litigation related costs and settlement reserves and the tax effects of those excluded items. Additionally, the impacts of the Act in the fourth quarter of 2017 have been excluded as it is a unique event that limits comparability with prior periods and does not accurately reflect the underlying performance of the Company’s continuing business operations for the period in which they were incurred.

Acacia Communications defines non-GAAP effective tax rate as the non-GAAP (benefit) provision for income taxes divided by non-GAAP (loss) income before (benefit) provision for income taxes. Non-GAAP (benefit) provision for income taxes is defined as the (benefit) provision for income taxes as reported on the Company’s consolidated statements of operation, as adjusted for the tax effects of excluding stock-based compensation expense, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments, certain litigation related costs and settlement reserves, as well as the impact of the Act in the fourth quarter of 2017. Non-GAAP (loss) income before (benefit) provision for income taxes is defined as GAAP (loss) income before (benefit) provision for income taxes as reported on the Company’s consolidated statements of operations, excluding stock-based compensation expense, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments and certain litigation related costs and settlement reserves.

In order to calculate non-GAAP diluted (loss) earnings per share, Acacia Communications uses a non-GAAP weighted-average share count which will include the impact of dilutive stock-based awards for periods in which there was a GAAP net loss resulting in GAAP diluted net loss per share, but a non-GAAP net income.

Acacia Communications has presented non-GAAP net (loss) income, non-GAAP effective tax rate and non-GAAP diluted (loss) earnings per share because the Company believes that the exclusion of the items discussed above facilitates comparisons of its results of operations to other companies in its industry and more accurately reflects the underlying performance of our continuing business operations.

EBITDA and Adjusted EBITDA.    Acacia Communications defines EBITDA as net (loss) income as reported on the Company’s consolidated statements of operation before depreciation, interest income, net, and its (benefit) provision for income taxes. Acacia Communications defines adjusted EBITDA as EBITDA excluding the impact of stock-based compensation, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments and certain litigation related costs and settlement reserves. Acacia Communications has presented adjusted EBITDA because it is a key measure used by its management and board of directors to understand and evaluate the Company’s operating performance, to establish budgets and to develop operational goals for managing its business. In particular, Acacia Communications believes that the exclusion of the amounts eliminated in calculating adjusted EBITDA can provide a useful measure for period-to-period comparisons of its core operating performance.

Acacia Communications uses these non-GAAP financial measures to evaluate its operating performance and trends, and make planning decisions. Acacia Communications believes that each of these non-GAAP financial measures helps identify underlying trends in its business that could otherwise be masked by the effect of the items that the Company excludes. Accordingly, Acacia Communications believes that these financial measures provide useful information to investors and others in understanding and evaluating its operating results, enhancing the overall understanding of the Company’s past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in its financial and operational decision-making.

Acacia Communications’ non-GAAP financial measures are not prepared in accordance with GAAP, and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures rather than gross profit, gross margin, research and development expenses, sales, general and administrative expenses, operating expenses, (loss) income from operations, net (loss) income, effective tax rate or diluted (loss) earnings per share, which are the most directly comparable GAAP measures. Some of these limitations are:

•
Acacia Communications excludes stock-based compensation expense from each of its non-GAAP financial measures, although it has recently been, and will continue to be for the foreseeable future, a significant recurring expense for its business and an important part of the Company’s compensation strategy;

•
Acacia Communications excludes the tax benefits generated from the exercise of non-qualified stock options, the disqualifying disposition of incentive stock options and ESPP shares, and the vesting of restricted stock units, including any excess tax benefits and shortfalls recognized by the Company in the year of the taxable transaction, in calculating its non-GAAP effective tax rate, non-GAAP net (loss) income, and non-GAAP diluted (loss) earnings per share. The Company believes that excluding these tax benefits enables investors to see the full effect that excluding stock-based compensation expense had on the operating results. These benefits are tied to the exercise or vesting of underlying employee equity awards and the price of our common stock at the time of exercise or vesting, which factors may vary from period to period independent of the operating performance of the Company’s business. Similar to stock-based compensation expense, the Company believes that excluding these tax benefits provides investors and management with greater visibility to the underlying performance of its business operations and facilitates comparison with other periods as well as the results of other companies in its industry;

•
Acacia Communications excludes warranty and other charges arising from a manufacturing process quality issue from its non-GAAP gross profit, non-GAAP gross margin, non-GAAP (loss) income from operations, non-GAAP net (loss) income, non-GAAP effective tax rate, non-GAAP diluted (loss) earnings per share and adjusted EBITDA measures, as management does not believe the charges are reflective of the Company’s underlying operating performance;

•
Acacia Communications excludes ZTE-related inventory write-offs and subsequent adjustments from its non-GAAP gross profit, non-GAAP gross margin, non-GAAP (loss) income from operations, non-GAAP net (loss) income, non-GAAP effective tax rate, non-GAAP diluted (loss) earnings per share and adjusted EBITDA measures, as management believes the activity is not related to the Company’s normal course of business and is not reflective of the Company’s underlying operating performance;

•
Acacia Communications excludes certain litigation related costs and settlement reserves from its non-GAAP sales, general and administrative expenses, non-GAAP operating expenses, non-GAAP (loss) income from operations, non-GAAP net (loss) income, non-GAAP effective tax rate, non-GAAP diluted (loss) earnings per share and adjusted EBITDA measures, if management believes the activity is not related to the Company’s normal course of business and is not reflective of the Company’s underlying operating performance. These expenses may continue in the future;

•
Non-GAAP net (loss) income, non-GAAP effective tax rate and non-GAAP diluted (loss) earnings per share do not reflect the impact of the Act in the fourth quarter of 2017, part of which is federal taxes incurred on the repatriation of accumulated foreign earnings which will be paid over an eight-year period;

•	EBITDA and adjusted EBITDA exclude depreciation expense and, although this is a non-cash expense, the assets being depreciated may have to be replaced in the future;

•	EBITDA and adjusted EBITDA do not reflect interest income, which increases cash available to the Company, as this income is not generated by the Company’s core operations;

•	EBITDA and adjusted EBITDA do not reflect the (benefit) provision for income tax which may impact cash available to the Company; and

•
the expenses and other items that the Company excludes in its calculation of adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from adjusted EBITDA when they report their operating results.

Because of these limitations, non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with GAAP.

Acacia Communications’ use of non-GAAP financial measures, and the underlying methodology when excluding certain items, is not necessarily an indication of the results of operations that may be expected in the future, or that Acacia Communications will not, in fact, record such items in future periods.

Investors should consider Acacia Communications’ non-GAAP financial measures in conjunction with the corresponding GAAP financial measures.

About Acacia Communications

Acacia Communications develops, manufactures and sells high-speed coherent optical interconnect products that are designed to transform communications networks through improvements in performance, capacity and cost. By leveraging silicon technology to build optical interconnects, a process Acacia Communications refers to as the “siliconization of optical interconnect,” Acacia Communications is able to offer products at higher speeds and density with lower power consumption, that meet the needs of cloud and service providers and can be easily integrated in a cost-effective manner with existing network equipment. www.acacia-inc.com.

Forward Looking Statements

This press release includes statements concerning Acacia Communications and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements. Acacia Communications has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions including, without limitation, the Company’s ability to sustain or increase revenue from its larger customers, generate revenues from new customers, or offset the discontinuation of concentrated purchases by its larger customers with purchases by new or existing customers, the Company’s expectations regarding expenses and revenue, its ability to maintain and expand gross profit, the sufficiency of the Company’s cash resources and needs for additional financing, the Company’s ability to produce products free of problems, defects, errors and vulnerabilities, the Company’s anticipated growth strategies, its expectations regarding competition, the anticipated trends and challenges in its business and the market in which it operates, the Company’s expectations regarding, and the capacity and stability of, its supply chain and manufacturing, the size and growth of the potential markets for its products and the ability to serve those markets, the scope, progress, expansion and costs of developing and commercializing its products, the timing, rate and degree of introducing any of its products into the market and the market acceptance of any of its products, the Company’s ability to establish and maintain development partnerships, its ability to attract or retain key personnel, the Company’s expectations regarding federal, state and foreign regulatory requirements, including export controls, tax law changes and interpretations, economic sanctions and anti-corruption regulations, regulatory or legislative developments in the United States and foreign countries, including trade policy and tariffs and export control laws or regulations that could impede its ability to sell its products to its customer ZTE Kangxun Telecom Co. Ltd. or any of its affiliates or that could impede its ability to sell products to other customers in certain foreign jurisdictions, particularly in China, the Company’s ability to obtain and maintain intellectual property protection for its products, the Company’s ability to provide guidance on future revenue from ZTE, as well as anticipate the timing and scale of ZTE’s demand for the Company’s products, and the pending purported securities class action and derivative lawsuits against the Company and its ability to defend against them, and other risks set forth under the caption “Risk Factors” in the Company’s public reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2018, its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2018 to be filed with the SEC and in other filings that the Company may make with the SEC in the future. Acacia Communications assumes no obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

SCHEDULE A ACACIA COMMUNICATIONS, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands) (unaudited)

	June 30, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$100,656	$67,495
Marketable securities - short-term	202,759	211,933
Accounts receivable	56,399	86,602
Inventory	50,650	62,232
Prepaid expenses and other current assets	21,053	18,985
Total current assets	431,517	447,247
Marketable securities - long-term	71,363	85,182
Property and equipment, net	29,507	28,175
Deferred tax asset	51,670	41,901
Other assets	8,112	8,745
Total assets	$592,169	$611,250

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$28,663	$47,819
Accrued liabilities	33,230	37,234
Deferred revenue	336	573
Total current liabilities	62,229	85,626
Income taxes payable	19,205	21,034
Other long-term liabilities	4,808	2,540
Total liabilities	86,242	109,200

Stockholders’ equity:
Common stock	4	4
Treasury stock	(771)	—
Additional paid-in capital	341,908	324,944
Accumulated other comprehensive loss	(515)	(320)
Retained earnings	165,301	177,422
Total stockholders’ equity	505,927	502,050
Total liabilities and stockholders’ equity	$592,169	$611,250

SCHEDULE B ACACIA COMMUNICATIONS, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except per share data) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Revenue	$65,003	$78,898	$137,944	$193,565
Cost of revenue	39,798	53,516	88,668	111,883
Gross profit	25,205	25,382	49,276	81,682
Operating expenses:
Research and development	24,340	22,734	48,785	40,462
Sales, general and administrative	12,984	9,368	27,272	18,059
Gain on disposal of property and equipment	—	(47)	—	(47)
Total operating expenses	37,324	32,055	76,057	58,474
(Loss) income from operations	(12,119)	(6,673)	(26,781)	23,208
Other income, net:
Interest income, net	1,491	827	2,845	1,272
Other expense, net	(191)	(1)	(262)	(39)
Total other income, net	1,300	826	2,583	1,233
(Loss) income before benefit from income taxes	(10,819)	(5,847)	(24,198)	24,441
Benefit from income taxes	(7,574)	(10,511)	(11,875)	(15,932)
Net (loss) income	$(3,245)	$4,664	$(12,323)	$40,373
(Loss) earnings per share:
Basic	$(0.08)	$0.12	$(0.31)	$1.05
Diluted	$(0.08)	$0.11	$(0.31)	$0.97
Weighted-average shares used to compute (loss) earnings per share:
Basic	40,307	38,756	40,074	38,546
Diluted	40,307	41,582	40,074	41,639

SCHEDULE C ACACIA COMMUNICATIONS, INC. CONSENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) (unaudited)

	Six Months Ended June 30,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(12,323)	$40,373
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation	6,634	5,841
Gain on disposal of property and equipment	—	(47)
Stock-based compensation	14,126	10,742
Deferred income taxes	(9,823)	(13,939)
Other non-cash (benefits) charges	(47)	158
Changes in operating assets and liabilities:
Accounts receivable	30,203	25,216
Inventory	11,582	(10,005)
Prepaid expenses and other current assets	(2,236)	(6,721)
Other assets	613	(4,560)
Accounts payable	(17,439)	(12,364)
Accrued liabilities	(4,053)	925
Deferred revenue	2,826	155
Income taxes payable	(1,829)	—
Other long-term liabilities	(420)	459
Net cash provided by operating activities	17,814	36,233

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(9,683)	(8,006)
Purchases of marketable securities	(142,614)	(233,246)
Sales and maturities of marketable securities	165,508	100,300
Deposits	20	(30)
Net cash provided by (used in) investing activities	13,231	(140,982)

CASH FLOWS FROM FINANCING ACTIVITIES:
Treasury stock acquired	(771)	—
Payment of public offering costs	—	(201)
Proceeds from the issuance of common stock under stock-based compensation plans	2,887	3,082
Net cash provided by financing activities	2,116	2,881

Net increase (decrease) in cash, cash equivalents and restricted cash	33,161	(101,868)
Cash, cash equivalents and restricted cash—Beginning of period	67,495	208,032
Cash, cash equivalents and restricted cash—End of period	$100,656	$106,164

Supplemental cash flow disclosures:
Cash paid for income taxes, net of refunds	$659	$833

SCHEDULE D ACACIA COMMUNICATIONS, INC. RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (in thousands, except for per share data) (unaudited)

	Three Months Ended
	Q2 2018	Q1 2018	Q2 2017
Non-GAAP Gross Profit and Non-GAAP Gross Margin
GAAP gross profit	$25,205	$24,071	$25,382
Stock-based compensation - cost of revenue	572	521	511
Warranty and other charges due to manufacturing process quality issue	405	(375)	7,822
Inventory write-offs	(1,259)	7,063	—
Non-GAAP gross profit	$24,923	$31,280	$33,715
GAAP gross margin	38.8%	33.0%	32.2%
Non-GAAP gross margin	38.3%	42.9%	42.7%

	Three Months Ended
	Q2 2018	Q1 2018	Q2 2017
Non-GAAP R&D Expenses
GAAP research and development expenses	$24,340	$24,445	$22,734
Stock-based compensation	4,467	3,788	3,779
Non-GAAP research and development expenses	$19,873	$20,657	$18,955

	Three Months Ended
	Q2 2018	Q1 2018	Q2 2017
Non-GAAP SG&A Expenses
GAAP sales, general and administrative expenses	$12,984	$14,288	$9,368
Stock-based compensation	2,549	2,229	1,820
Litigation related costs and settlement reserves	772	3,621	—
Non-GAAP sales, general and administrative expenses	$9,663	$8,438	$7,548

	Three Months Ended
	Q2 2018	Q1 2018	Q2 2017
Non-GAAP Operating Expenses
GAAP operating expenses	$37,324	$38,733	$32,055
Stock-based compensation	7,016	6,017	5,599
Litigation related costs and settlement reserves	772	3,621	—
Non-GAAP operating expenses	$29,536	$29,095	$26,456

	Three Months Ended
	Q2 2018	Q1 2018	Q2 2017
Non-GAAP (Loss) Income from Operations
GAAP loss from operations	$(12,119)	$(14,662)	$(6,673)
Stock-based compensation	7,588	6,538	6,110
Warranty and other charges due to manufacturing process quality issue	405	(375)	7,822
Litigation related costs and settlement reserves	772	3,621	—
Inventory write-offs	(1,259)	7,063	—
Non-GAAP (loss) income from operations	$(4,613)	$2,185	$7,259

SCHEDULE D (Cont.) ACACIA COMMUNICATIONS, INC. RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (in thousands, except for per share data) (unaudited)

	Three Months Ended
	Q2 2018	Q1 2018	Q2 2017
Non-GAAP Net (Loss) Income
GAAP net (loss) income	$(3,245)	$(9,078)	$4,664
Stock-based compensation	7,588	6,538	6,110
Warranty and other charges due to manufacturing process quality issue	405	(375)	7,822
Litigation related costs and settlement reserves	772	3,621	—
Inventory write-offs	(1,259)	7,063	—
Tax effect of excluded items	(7,447)	(3,491)	(7,788)
Non-GAAP net (loss) income	$(3,186)	$4,278	$10,808

	Three Months Ended
	Q2 2018	Q1 2018	Q2 2017
Non-GAAP Effective Tax Rate
GAAP effective tax rate	70.0%	32.1%	179.8%
Tax effect of excluded items	(66.2)%	(55.5)%	(213.5)%
Non-GAAP effective tax rate	3.8%	(23.4)%	(33.7)%

	Three Months Ended
	Q2 2018	Q1 2018	Q2 2017
(Loss) Earnings Before Interest, Taxes, Depreciation and Amortization and Adjusted EBITDA
GAAP net (loss) income	$(3,245)	$(9,078)	$4,664
Depreciation	3,368	3,266	2,964
Interest income, net	(1,491)	(1,354)	(827)
Benefit from income taxes	(7,574)	(4,301)	(10,511)
Loss before interest, taxes, depreciation and amortization	(8,942)	(11,467)	(3,710)
Stock-based compensation	7,588	6,538	6,110
Warranty and other charges due to manufacturing process quality issue	405	(375)	7,822
Litigation related costs and settlement reserves	772	3,621	—
Inventory write-offs	(1,259)	7,063	—
Adjusted (loss) earnings before interest, taxes, depreciation and amortization	$(1,436)	$5,380	$10,222

SCHEDULE D (Cont.) ACACIA COMMUNICATIONS, INC. RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (in thousands, except for per share data) (unaudited)

	Three Months Ended
	Q2 2018	Q1 2018	Q2 2017
Non-GAAP Diluted (Loss) Earnings per Share
GAAP Diluted net (loss) income per share	$(0.08)	$(0.23)	$0.11
Stock-based compensation	0.19	0.16	0.15
Warranty and other charges due to manufacturing process quality issue	0.01	(0.01)	0.19
Litigation related costs and settlement reserves	0.02	0.09	—
Inventory write-offs	(0.03)	0.18	—
Tax effect of excluded items	(0.19)	(0.09)	(0.19)
Non-GAAP diluted (loss) earnings per share	$(0.08)	$0.10	$0.26

Weighted-average shares used to compute GAAP diluted net (loss) income per share	40,307	39,836	41,582
Dilutive stock-based awards	—	2,084	—
Weighted-average shares used to compute non-GAAP diluted (loss) earnings per share	40,307	41,920	41,582

SOURCE Acacia Communications, Inc.

For further information:

Investor Relations Contact:
Monica Gould
Office: (212) 871-3927
Email: IR@acacia-inc.com

Lindsay Savarese
Office: (212) 331-8417
Email: IR@acacia-inc.com

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Jackie D’Andrea
Office: (781) 966-4143
Email: PR@acacia-inc.com